SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1999


                                Daktronics, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


     South Dakota                    0-23246                     41-0306862
     ------------                    -------                     ----------
   (State or other           (Commission File Number)          (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)


                     331 32nd Avenue
                 Brookings, South Dakota                 57006
                 -----------------------                 -----
        (Address of principal executive offices)       (Zip Code)


       Registrant?s telephone number, including area code: (605) 697-4000

  Former name or former address, if changed since last report: not applicable.

Item 5:     Other Events

            On August 19, 1999 the Registrant announced the election of its President and Chief Executive Officer Aelred J. Kurtenbach to Chairman of the Board of Directors and the promotion of Executive Vice President James B. Morgan to President and Chief Operating Officer. A copy of the Registrants press release is attached as
            Exhibit 5.1.












                                   SIGNATURES

            Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAKTRONICS, INC.


                                       By /s/ Paul J. Weinand
                                          -------------------
                                              Its Treasurer
                                                  ---------


Dated: August 25, 1999                 Paul J. Weinand, Treasurer
                                       --------------------------
                                       Printed name and title